Exhibit 99.2

8-K Robert L.G. Watson will be presenting at the IPAA Small Cap Oil & Gas Investment Symposium in Hollywood, Florida on February 8, 2006

Slide 1: Abraxas Petroleum Corporation
IPAA Small Cap Oil & Gas Investment Symposium
February 8, 2006

The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals.

Picture: Collage of oil field pictures & outline of the U.S.

Slide 2: Back to the Basics...
Abraxas Petroleum Corporation

         o   AMEX: ABP
                o  Market capitalization - $300 million
                o  Enterprise value - $430 million
         o   Options: CBOE and PCX
         o   Fully diluted shares outstanding - 45.1 million
         o   Average trading volume (2005) - 489,000 shares per day
                o  Traded 123 million shares (2005) - 273% of FD shares
         o  Share price appreciation (2005) - 128%
         o  Operations in Texas and Wyoming
                o  > 10 year inventory of projects on existing leasehold

  Natural gas
         o  Approximately 80%

 Quality assets
         o  High ownership interests (79% WI)
         o  Operations (95%)
         o  High producing rates per well
         o  Large acreage positions
         o  Substantial upside

Slide 3: Debt to Enterprise Value...
Current Debt / Total Enterprise Value = 30%
Area chart of total enterprise value and market cap from Dec 95 to current with significant corporate events notated



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Slide 4: Growth...
....through the drill bit

         2005 Success Rate = 92% (13 major projects)
         Cash Flow 400%
         Revenue 80%
         Production 58%
Bar chart of cash flow, revenue and production by quarter

Slide 5: Operations...

Proved Reserves - 93.7 Bcfe (1)
Net Production - 22.4 MMcfepd (2)
Net Undeveloped Acres ~ 64,600 (3)
227 Identified Projects (PUDs and Incrementals)

Map of the United States highlighting Wyoming and Texas

Wyoming           0.8 Bcfe - 1%
                  0.3 MMcfepd - 1%
                  46,000 acres - 71%
                  28 projects
West Texas        65.1 Bcfe - 69%
                  14.9 MMcfepd - 67%
                  17,900 acres - 27%
                  172 projects
South Texas       27.8 Bcfe - 30%
                  7.2 MMcfepd - 32%
                  1,100 acres - 2%
                  27 projects

(1) as of 12/31/04
(2) 2005 exit rate
(3) as of Dec-05

Slide 6: Goals 2006...
Back to Basics...
Operations
----------
Drill Bit Growth
Emerging Gas & Oil Resource Plays
& Conventional Reservoirs
Shareholders
------------
Continue to Maximize Value

Slide 7: 2006 Projects...
$40 million budget from $70 million of projects approved by Board
         South Texas
         -----------
                  Edwards
                  Portilla
                  Wilcox
         West Texas
         ----------
                  Cherry Canyon

                  Delaware
                  Oates SW
                  IRA
         Wyoming
         -------
                  Brooks Draw

Slide 8: West Texas...

Map of Texas highlighting certain counties in West Texas
         166 wells (74% WI) (1)
         65.1 Bcfe - 69%
         14.9 MMcfepd - 67%
         17,600 NUA - 27%
         172 identified projects
         (80 conventional / 92 resource)
         Average depth: >14,000'

2006 Project Areas & Target Zones:
---------------------------------
IRA
         Clearfork / Strawn Reef
Delaware
         Atoka / Mississippian / Woodford /
         Devonian / Montoya / Ellenburger
Cherry Canyon
         Cherry & Bell Canyon
Oates SW
         Wolfcamp / Woodford / Atoka / Devonian
(1) as of 12/31/04

Slide 9: Delaware Basin Activity...
Map of Texas highlighting certain counties in West Texas
Resource Gas Plays
Loving / Reeves / Ward Counties
Primary Target - ATOKA
Culberson / Reeves / Pecos Counties
Primary Target - WEST TEXAS SHALES
Conventional
Ward / Pecos Counties
Multiple Targets

Slide 10:         Atoka...
Map of Texas highlighting Reeves, Loving and Ward counties in West Texas
CHK & APC: Large fracs
ABP offset acreage: CHK recently leased ~10,000 acres for $200 - $2,000 per acre
ABP: ROC, Block 16 & Howe Fields
6,210 net acres HBP
Numerous producers (never fraced)
8 resource projects
ABP: Nine Mile Draw Field

                                       1
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2,350 net acres HBP
Shows behind pipe

Slide 11:         West Texas Shale...
Map of Texas highlighting Culberson, Reeves and Pecos counties in West Texas, highlighting the following companies which are active in the area:
EOG, ECA, Petro-Hunt, SWN, RRC, BR, KWK, PPP, K2X, CWEI (ECA), Reliance,
XTO
ABP: Nine Mile Draw Field
2,350 net acres HBP
Shows behind pipe
ABP: Oates SW Field
13,000 acres
(fee mineral/leasehold/executive)
First Woodford well on production
84 resource projects

Slide 12:         Conventional...
Map of Texas highlighting Ward and Pecos counties in West Texas
ABP: ROC, Block 16 & Howe Fields
6,210 net acres HBP
36 conventional projects
ABP: Oates SW Field
13,000 acres
(fee mineral/leasehold/executive)
2 Devonian wells: > 7 MMcfepd
6 conventional projects

Slide 13:         South Texas...
Map of Texas highlighting certain counties in South Texas
         45 wells (93% WI(1)
         27.8 Bcfe - 30%
         7.2 MMcfepd - 32%
         1,200 NUA - 2%
         27 identified projects
         Average depth: > 11,000'

2006 Project Areas & Target Zones:
---------------------------------
Edwards
       Edwards / Wilcox
Wilcox
       Wilcox / Reklaw / Mackhank
Portilla
       Frio / Vicksburg
(1) as of 12/31/04

Slide 14:         Wyoming...
Map of Wyoming highlighting certain counties in east central Wyoming Resource Oil Play
         10 wells (100% WI) (1)
         0.8 Bcfe - 1%
         0.3 MMcfepd - 1%
         45,800 NUA - 71%
         28 identified projects
         Average depth: 9,000'
2006 Project Area & Target Zones:
--------------------------------
Brooks Draw
         Teapot / Niobrara /
         Turner / Mowry / Muddy
(1) as of 12/31/05

Slide 15:         2006 Guidance...
Production
         Annual (Bcfe)                        7.5 - 8.5
         Exit Rate (MMcfe/d)                  22 - 24
Price Differentials off NYMEX
         Gas (%/Mcf)                          5%
         Oil ($/Bbl)                          1.00

Production Taxes (% of Revenue)               10%
Direct Lease Operating Expenses ($/Mcfe)      1.10
G&A ($/Mcfe)                                  0.55
Interest ($/Mcfe)                             2.00
D/D/A ($/Mcfe)                                1.30
Capital Expenditures ($MM)                    40.0
Guidance does not include non-cash and extraordinary items Hedge position: 10,000 Mcf/d through August 2006 with $5.00-$8.00 floor

Slide 16: Maximize Shareholder Value...
Continue to improve balance sheet
               o   current debt to total enterprise value = 30%
Maintain financial flexibility and liquidity
Prioritize large opportunity set of projects



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Slide 17: Summary...
Niche exploitation and production company
High quality assets with substantial upside
Goals:

         o Drill Bit Growth targeting Emerging Gas & Oil Resource Plays & Conventional Projects in Texas and Wyoming

         o  Maximize Shareholder Value

Slide 18:   www.abraxaspetroleum.com
Picture:    Delaware Basin, West Texas